Supplement dated October 1, 2000
                 to the Prospectus dated September 12, 2000 for
                       The Guardian C+C Variable Annuity

      The following supplemental information should be read in conjunction with the Prospectus dated September 12, 2000 for the Individual Flexible Premium Deferred Variable Annuity Contract issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account F and marketed under the name "The Guardian C+C Variable Annuity".

      On Page 28 of the Prospectus, delete the "Guardian Baillie Gifford International Fund" from the Aggressive Growth Asset Allocation Class for the Living Benefit Rider (referred to as "Decade").